SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUPPLEMENT DATED DECEMBER 10, 2007

TO PROSPECTUSES DATED MAY 1, 2006
FOR COLUMBIA ALL-STAR FREEDOM, COLUMBIA ALL-STAR,
COLUMBIA ALL-STAR TRADITIONS, AND COLUMBIA ALL-STAR EXTRA

ISSUED BY SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

On or about March 10, 2008, the above-captioned prospectuses are amended to add new investment options.

The following new investment options will be added to the above-captioned prospectuses on or about March 10, 2008.As a result,the list of the available investment options appearing on the cover page of each prospectus is supplemented by the addition of the following investment options and corresponding investment management disclosures:

Large-Cap Equity Funds	Mid-Cap Equity Funds
SCSM Lord Abbett Growth & Income Fund	SCSM Goldman Sachs Mid Cap Value Fund

Sun Capital Advisers LLC advises the Sun Capital Funds; SCSM Lord Abbett Growth & Income Fund (sub-advised by Lord, Abbett & Co. LLC), SCSM Goldman Sachs Mid Cap Value Fund (sub-advised by Goldman Sachs Asset Management, L.P.)

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        All-Star (US)